UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 7/21/2014

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 21, 2014, Citizens First Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the quarter ended June 30, 2014 and for the six months ended June 30, 2014.
The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Principal Officers.
On July 21, 2014, the Company entered into employment agreements with Todd Kanipe, Steve Marcum and Marc Lively, each effective as of August 1, 2014.  The following descriptions of the agreements are summaries only.
Mr. Kanipe’s employment agreement provides for his employment as President and Chief Executive Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days’ notice to the other of intent not to renew. The agreement provides for payment to Mr. Kanipe of an annual base salary of $230,000, five weeks’ paid time off annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement also includes severance arrangements in the event that Mr. Kanipe’s employment is terminated by the Company without cause or by Mr. Kanipe with good reason following a change in control (as defined in the agreement).  The agreement supersedes the employment agreement between the Company and Mr. Kanipe dated September 17, 2009.
Mr. Marcum’s employment agreement provides for his employment as Executive Vice President and Chief Financial Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days’ notice to the other of its intent not to renew. The agreement provides for payment to Mr. Marcum of an annual salary of $195,000, four weeks’ paid time off annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement also includes severance arrangements in the event that Mr. Marcum’s employment is terminated by the Company without cause or by Mr. Marcum with good reason following a change in control (as defined in the agreement).  The agreement supersedes the employment agreement between the Company and Mr. Marcum dated April 15, 2010.
Mr. Lively’s employment agreement provides for his employment as Executive Vice President and Chief Credit Officer, is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days’ notice to the other of its intent not to renew. The agreement provides for payment to Mr. Lively of an annual salary of $190,000, four weeks’ paid time off annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement also includes severance arrangements in the event that Mr. Lively’s employment is terminated by the Company without cause or by Mr. Lively with good reason following a change in control (as defined in the agreement).
The foregoing descriptions are qualified by reference in their entirety to the employment agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated in this Item 5.02 by reference.

2

ITEM 7.01. REGULATION FD DISCLOSURE.
On July 21, 2014, the Company issued a press release, a copy of which is attached hereto and incorporated herein by reference. See “Item 2.02 Results of Operations and Financial Condition” which is incorporated by reference in this item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
10.1 Employment Agreement between the Company and Matthew Todd Kanipe.
10.2 Employment Agreement between the Company and John Steven Marcum.
10.3 Employment Agreement between the Company and Marc Lively.
99.1 Press Release dated July 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: July 21, 2014

EXHIBIT INDEX
10.1 Employment Agreement between the Company and Matthew Todd Kanipe.
10.2 Employment Agreement between the Company and John Steven Marcum.
10.3 Employment Agreement between the Company and Marc Lively.
99.1 Press Release dated July 21, 2014.

                                                      5